Exhibit 99.2

GMS Quarterly Review Fiscal Q2 2019

Safe Harbor and Basis of Presentation Forward-Looking Statement Safe Harbor - This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. All of these forward-looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain. Examples of forward-looking statements include those related to net sales, gross profit, gross margins, capital expenditures and market share growth, as well as non-GAAP financial measures such as Adjusted EBITDA, the ratio of debt-to-Adjusted EBITDA, adjusted net income, Adjusted gross profit, Adjusted SG&A and base business sales, including any management expectations or outlook for fiscal 2019 and beyond. In addition, statements regarding the markets in which the Company operates, our ability to continue to drive profitable growth while managing our business for the long-term and our ability to deliver record sales and strong earnings in fiscal 2019, demand trends and the anticipated benefits of our cost reduction plan, including future SG&A savings, the Titan acquisition, margin improvement, expected accretion and its expected contribution to the Company’s Adjusted EBITDA for the eleven months ending April 30, 2019, are forward-looking statements. Forward-looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. These risks and uncertainties may include, among other things: changes in the prices, margin, supply, and/or demand for products which we distribute; general economic and business conditions in the United States and Canada; the activities of competitors; changes in significant operating expenses; changes in the availability of capital and interest rates; adverse weather patterns or conditions; acts of cyber intrusion; variations in the performance of the financial markets, including the credit markets; the possibility that the expected synergies and cost savings and financial impacts from the Titan acquisition will not be realized, or will not be realized within the expected time period; the risk that the GMS and Titan businesses will not be integrated successfully; disruption from the transaction making it more difficult to maintain business and operational relationships and to accomplish other GMS objectives; the risk of customer attrition; our ability to efficiently manage and control our costs and the success of our previously announced cost reduction plan, and other factors described in the "Risk Factors" section in our Annual Report on Form 10-K for the fiscal year ended April 30, 2018, and in our other periodic reports filed with the SEC. In addition, the statements in this presentation are made as of December 4, 2018. We undertake no obligation to update any of the forward looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to December 4, 2018. Use of Non-GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non-GAAP measures and a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures. 2

Fiscal Q2 Highlights 3 We achieved record second quarter results Net sales increased 28.7% to a record $833.8 million Net sales base business growth of 8.7% Wallboard sales increased 16.0% (3.7% base) Ceilings sales increased 16.5% (10.0% base) Steel framing sales increased 31.5% (21.9% base) Other product sales increased 58.4% (8.5% base) Net income of $24.9 million, or EPS of $0.58 per diluted share Adjusted EBITDA increased 60.7% to $87.1 million Generated over $88 million of free cash flow during the second quarter, reducing our leverage from 4.2x as of July 31, 2018 to 3.8x as of October 31, 2018 (1) On August 7, 2018, acquired Charles G. Hardy, Inc. in Paramount, California Opened one greenfield location in Williamsburg, VA on October 31, 2018 Board of Directors approved the repurchase of up to $75 million of the Company’s common stock Opened one greenfield location in Ohio on November 30, 2018, for a current total of four this fiscal year Activity across R&R, residential and non-residential end markets remains steady Other Highlights Fiscal Q2 2019 Highlights Free cash flow is a non-GAAP financial measure defined as net cash provided by operations less capital expenditures. Differences may occur due to rounding.

Fiscal Q2 2019 Performance Adj. Gross Profit ($ mm) Fiscal Q2 2019 Adjusted Gross Profit & Margin (1) Adj. EBITDA ($ mm) Fiscal Q2 2019 Adjusted EBITDA (1) For a reconciliation of Adj. Gross Profit to Gross Profit, Adj. SG&A to SG&A and Adj. EBITDA to Net Income, the most directly comparable GAAP metrics, see Appendix. Fiscal Q2 2019 includes the $5.9 million favorable impact to Adjusted SG&A and Adjusted EBITDA related to the amendment of existing GMS equipment operating leases to capital leases. We have excluded this impact for comparability. Margin ex. Leases(2): 9.7% +60.7% YOY Fiscal Q2 2019 Net Sales & Mix 4 24.5% 21.8% Fiscal Q2 2019 Adjusted SG&A (1) Net Sales ($ mm) Adj. SG&A ($ mm) +28.7% YOY 8.4% 10.5% SG&A% ex. Leases(2): 22.5% -200 bps +140 bps $54.2 $87.1 $0 $10 $20 $30 $40 $50 $60 $70 Fiscal Q2 2018 Fiscal Q2 2019 $158.7 $181.6 $0 $25 $50 $75 $100 $125 $150 $175 Fiscal Q2 2018 Fiscal Q2 2019 $648.0 $833.8 $0 $100 $200 $300 $400 $500 $600 $700 $800 Fiscal Q2 2018 Fiscal Q2 2019 45% 16% 16% 24% 40% 14% 16% 29%

Attractive Capital Structure Post Titan transaction capital structure as of 10/31/18: Reflects the June 1, 2018 $627 million acquisition of WSB Titan Pro Forma leverage of 3.8x Net Debt / LTM Pro Forma Adj. EBITDA (1) Compares favorably to 6.0x Net Debt / LTM Pro Forma Adj. EBITDA (1) as of 4/30/14 and 4.3x pre-IPO Generated over $88 million of free cash flow during the quarter, lowering our Pro Forma leverage by 0.4x to 3.8x (1) Substantial liquidity, with $52.9 million of cash on hand and an additional $262 million undrawn on our ABL Facilities First Lien Term Loan at L+275 matures 2025 Commentary Leverage Summary Net Debt / PF Adjusted EBITDA (2) Free cash flow is a non-GAAP financial measure defined as net cash provided by operations less capital expenditures. Differences may occur due to rounding. See appendix for a reconciliation of Pro Forma Adjusted EBITDA. 5 ($ mm) 7/31/18 10/31/18 LTM LTM Cash and cash equivalents $37 $53 Asset-Based Revolver $215 $153 First Lien Term Loan 994 992 Second Lien Term Loan - - Capital Lease and Other 95 91 Total Debt $1,304 $1,237 PF Adj. EBITDA (1) $304 $310 Total Debt / PF Adj. EBITDA 4.3x 4.0x Net Debt / PF Adj. EBITDA 4.2x 3.8x 4.2x 3.8x 7/31/18 LTM 10/31/18 LTM

Leading Specialty Distributor Poised for Continued Growth 6 Market Leader with Significant Scale Advantages – #1 North American Distributor of Wallboard and Ceilings Differentiated Service Model Drives Market Leadership Multiple Levers to Drive Market Leading Growth – Market Share, Greenfields, M&A, Operating Leverage Capitalizing on growth in Large, Diverse End Markets Entrepreneurial Culture with Dedicated Employees and Experienced Leadership Driving Superior Execution National Scale Combined With Local Expertise Market Leader with Scale Advantages

Appendix

Summary Quarterly Financials 8 FY19 Business Days 1Q29 64 days 2Q29 65 days 3Q29 62 days 4Q29 63 days FY19 254 days Note: Fiscal year end April 30. Includes greenfields, which we consider extensions of “base business.” FY18 acquired branches have been updated to reflect the number of acquired branches that are included within the sales from acquisitions (In millions, except per share data) 1Q18 2Q18 3Q18 4Q18 FY18 1Q19 2Q19 (Unaudited) Wallboard Volume (MSF) 914 929 826 878 3,548 985 1,025 Wallboard Price ($ / '000 Sq. Ft.) 311 $ 311 $ 312 $ 319 $ 313 $ 323 $ 326 $ Wallboard 285 $ 288 $ 256 $ 280 $ 1,110 $ 318 $ 335 $ Ceilings 100 102 90 96 387 116 118 Steel framing 105 103 97 107 412 129 136 Other products 153 155 142 153 603 215 245 Net sales 642 648 586 636 2,511 778 834 Cost of sales 437 436 390 430 1,693 533 566 Gross profit 205 212 195 206 819 245 268 Gross margin 31.9% 32.8% 33.4% 32.4% 32.6% 31.5% 32.2% Operating expenses: Selling, general and administrative expenses 156 160 156 162 634 185 185 Depreciation and amortization 16 17 16 16 66 26 31 Total operating expenses 172 177 173 178 699 212 216 Operating income 33 36 23 28 119 33 52 Other (expense) income: Interest expense (8) (8) (8) (8) (31) (16) (19) Change in fair value of financial instruments (0) (0) (0) (5) (6) (6) (0) Write-off of discount and deferred financing costs (0) - - - (0) - - Other income, net 0 1 1 1 2 1 0 Total other expense, net (7) (8) (7) (13) (35) (22) (19) Income from continuing operations, before tax 25 28 15 15 84 11 33 Income tax expense (benefit) 10 10 (4) 5 21 3 8 Net income 15 $ 18 $ 20 $ 10 $ 63 $ 9 $ 25 $ Business Days 64 65 62 63 254 64 65 Net Sales by Business Day 10.0 $ 10.0 $ 9.4 $ 10.1 $ 9.9 $ 12.2 $ 12.8 $ Base Business Branches (1) (2) 206 206 207 207 207 209 209 Acquired Branches (2) - 4 5 7 7 37 38 Total Branches 206 210 212 214 214 246 247

Quarterly Cash Flows 9 Free cash flow is a non-GAAP financial measure defined as net cash provided by operations less capital expenditures. Differences may occur due to rounding. ($ in millions) (Unaudited) 1Q18 2Q18 3Q18 4Q18 FY18 1Q19 2Q19 Net income $ 15.3 $ 18.0 $ 19.7 $ 9.9 $ 63.0 $ 8.7 $ 24.9 Non-cash changes & other changes (0.2) 13.3 14.9 35.3 63.4 7.1 45.3 Changes in primary working capital components: Trade accounts and notes receivable (12.9) (8.9) 36.4 (26.3) (11.8) (41.0) (4.4) Inventories (3.3) (4.0) (16.3) (11.2) (34.8) (20.9) 16.4 Accounts payable 9.5 5.1 (20.3) 17.1 11.4 (1.7) 11.2 Cash provided by (used in) operating activities 8.5 23.5 34.4 24.9 91.2 (47.8) 93.5 Purchases of property and equipment (5.5) (2.9) (5.0) (10.3) (23.7) (3.8) (5.4) Proceeds from sale of assets 1.4 0.5 0.4 0.5 2.9 0.3 0.4 Acquisitions of businesses, net of cash acquired (3.1) (15.3) (5.2) (4.8) (28.3) (575.5) (3.4) Cash (used in) investing activities (7.2) (17.7) (9.7) (14.6) (49.2) (579.0) (8.4) Cash provided by (used in) financing activities 3.9 (5.8) (15.5) (2.8) (20.2) 627.3 (68.7) Increase in cash and cash equivalents 5.2 0.0 9.2 7.5 21.8 0.4 16.0 Balance, beginning of period 14.6 19.7 19.8 28.9 14.6 36.3 36.8 Balance, end of period $ 19.7 $ 19.8 $ 28.9 $ 36.4 $ 36.3 $ 36.8 $ 52.9 Supplemental cash flow disclosures: Cash paid for income taxes $ 1.8 $ 26.7 $ 6.6 $ 3.9 $ 39.0 $ 1.0 $ 9.5 Cash paid for interest $ 6.8 $ 7.3 $ 7.1 $ 7.4 $ 28.6 $ 11.0 $ 20.0 Cash provided by (used in) operating activities $ 8.5 $ 23.5 $ 34.4 $ 24.9 $ 91.2 $ (47.8) $ 93.5 Purchases of property and equipment (5.5) (2.9) (5.0) (10.3) (23.7) (3.8) (5.4) Free cash flow (1) 3.0 20.6 29.5 14.6 67.4 (51.6) 88.1 Historical

Quarterly Net Sales Note: Fiscal year end April 30. When calculating our “base business” results, we exclude any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year. FY18 quarterly sales from acquisitions have been updated in accordance with our presentation of base business for the FY19 vs. FY18 comparative period. 10 ($ in millions) 1Q18 2Q18 3Q18 4Q18 FY18 1Q19 2Q19 (Unaudited) Base Business (1) (2) 642 $ 642 $ 579 $ 627 $ 2,490 $ 681 $ 698 $ Acquisitions (2) (3) - 6 7 8 21 97 136 Total Net Sales 642 $ 648 $ 586 $ 636 $ 2,512 $ 778 $ 834 $ Total Net Sales Growth Wallboard 13.3% 6.9% 0.6% (0.8%) 4.8% 11.6% 16.0% Ceilings 15.5% 19.0% 10.5% 9.3% 13.6% 16.2% 16.5% Steel Framing 24.1% 7.4% 3.5% 6.8% 10.0% 23.4% 31.5% Other Products 19.8% 10.2% 7.4% 5.6% 10.5% 40.7% 58.4% Total Net Sales 16.8% 9.5% 4.1% 3.4% 8.3% 21.2% 28.7% Base Business Sales Growth Wallboard 4.9% 3.0% (1.0%) (1.4%) 1.5% 2.5% 3.7% Ceilings 10.6% 12.9% 7.4% 5.1% 9.0% 8.1% 10.0% Steel Framing 10.0% 2.3% 3.6% 5.5% 5.4% 16.1% 21.9% Other Products 10.0% 6.1% 7.2% 4.6% 7.0% 4.6% 8.5% Total Base Business Net Sales 7.8% 5.1% 2.9% 2.0% 4.5% 6.1% 8.7%

Quarterly Net Income to Adjusted EBITDA Adjusted EBITDA Reconciliation Commentary Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of share-based awards Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value Represents mark-to-market adjustments for certain financial instruments Represents costs paid to third party advisors related to the secondary public offerings of our common stock Represents costs paid to third party advisors related to debt refinancing activities 11 ( $ in 000s) 1Q18 2Q18 3Q18 4Q18 FY18 1Q19 2Q19 (Unaudited) Net Income 15,343 $ 18,023 $ 19,686 $ 9,919 $ 62,971 $ 8,650 $ 24,912 $ Add: Interest Expense 7,500 7,917 7,871 8,107 31,395 16,188 19,182 Add: Write off of debt discount and deferred financing fees 74 - - - 74 - - Less: Interest Income (23) (26) (44) (84) (177) (236) 203 Add: Income Tax Expense (Benefit) 10,060 9,983 (4,488) 5,328 20,883 2,836 8,059 Add: Depreciation Expense 5,990 6,023 6,009 6,054 24,075 10,610 11,538 Add: Amortization Expense 10,355 10,690 10,481 9,928 41,455 15,712 19,249 EBITDA 49,299 $ 52,610 $ 39,515 $ 39,252 $ 180,676 $ 53,760 $ 83,143 $ Adjustments Stock appreciation rights expense (A) 590 642 631 455 2,318 334 649 Redeemable noncontrolling interests (B) 866 164 340 498 1,868 531 282 Equity-based compensation (C) 473 375 429 418 1,695 404 1,094 Severance and other permitted costs (D) 205 113 7 256 581 4,836 882 Transaction costs (acquisition and other) (E) 159 88 75 3,049 3,370 4,753 841 (Gain) loss on disposal of assets (390) (207) (51) 139 (509) (121) (173) Effects of fair value adjustments to inventory (F) - 187 89 48 324 4,129 - Change in fair value of financial instruments (G) 196 238 276 5,415 6,125 6,019 376 Secondary public offerings (H) 631 - 894 - 1,525 - - Debt transaction costs (I) 723 35 - 527 1,285 627 51 Total Add-Backs 3,453 $ 1,635 $ 2,690 $ 10,805 $ 18,582 $ 21,512 $ 4,002 $ Adjusted EBITDA (as reported) 52,752 $ 54,245 $ 42,205 $ 50,057 $ 199,258 $ 75,272 $ 87,145 $

LTM Net Income to Pro Forma Adjusted EBITDA Pro Forma Adjusted EBITDA Reconciliation Commentary 12 Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of share-based awards Represents non-recurring expenses related specifically to the AEA acquisition of GMS Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Also included are one-time bonuses paid to certain employees in connection with the Acquisition Represents management fees paid to AEA, which were discontinued after the IPO Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value Represents mark-to-market adjustments for certain financial instruments Represents costs paid to third party advisors related to the secondary public offerings of our common stock Represents costs paid to third party advisors related to debt refinancing activities Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies Represents the favorable impact to Adjusted EBITDA related to the amendment of existing GMS equipment operating leases to capital leases ( $ in 000s) 2Q19 LTM 2018 2017 2016 (Unaudited) Net Income 63,167 $ 62,971 $ 48,886 $ $ 12,564 Add: Interest Expense 51,348 31,395 29,360 37,418 Add: Write off of debt discount and deferred financing fees - 74 7,103 - Less: Interest Income (161) (177) (152) (928) Add: Income Tax Expense 11,735 20,883 22,654 12,584 Add: Depreciation Expense 34,211 24,075 25,565 26,667 Add: Amortization Expense 55,370 41,455 43,675 37,548 EBITDA 215,670 $ 180,676 $ 177,091 $ $ 125,853 Adjustments Stock appreciation rights expense (A) 2,069 2,318 148 1,988 Redeemable noncontrolling interests (B) 1,651 1,868 3,536 880 Equity-based compensation (C) 2,345 1,695 2,534 2,699 AEA transaction related costs (D) - - - - Severance and other permitted costs (E) 5,981 581 (157) 379 Transaction costs (acquisition and other) (F) 8,718 3,370 1,988 3,751 (Gain) loss on disposal of assets (206) (509) (338) (645) AEA management fee (G) - - 188 2,250 Effects of fair value adjustments to inventory (H) 4,266 324 946 1,009 Change in fair value of financial instruments (I) 12,086 6,125 382 - Secondary public offerings (J) 894 1,525 1,385 19 Debt transaction costs (K) 1,205 1,285 526 - Total Add-Backs 39,009 $ 18,582 $ 11,138 $ 12,330 $ Adjusted EBITDA (as reported) 254,679 $ 199,258 $ 188,229 $ 138,183 $ Contributions from acquisitions (L) 42,827 1,280 9,500 12,093 Pro Forma Adjusted EBITDA with Acquisitions 297,506 $ 200,538 $ 197,729 $ 150,276 $ Conversion of GMS Operating Leases (M) 12,039 Pro Forma Adjusted EBITDA 309,545 $

Reconciliation of Gross Profit to Adjusted Gross Profit GAAP Gross Profit Reconciliation Commentary Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value 13 (Unaudited) 1Q18 2Q18 3Q18 4Q18 FY2018 1Q19 2Q19 ($ in millions) Gross Profit - Reported 205.1 $ 212.3 $ 195.4 $ 205.8 $ 818.6 $ 244.8 $ 268.2 $ Adjustments Effects of fair value adjustments to inventory (A) - 0.2 0.1 0.0 0.3 4.1 - Gross Profit - Adjusted 205.1 $ 212.4 $ 195.5 $ 205.8 $ 818.9 $ 248.9 $ 268.2 $ Gross Margin - Adjusted 31.9% 32.8% 33.4% 32.4% 32.6% 32.0% 32.2%

Reconciliation of SG&A to Adjusted SG&A & Organic Adjusted SG&A GAAP SG&A Reconciliation Commentary Represents non-cash compensation expenses related to stock appreciation rights agreements Represents non-cash compensation expense related to changes in the fair values of noncontrolling interests Represents non-cash equity-based compensation expense related to the issuance of stock options Represents severance and other costs permitted in calculations under the ABL Facility and the First Lien Facility Represents one-time costs related to our initial public offering and acquisitions (including the Acquisition) paid to third party advisors, including fees to financial advisors, accountants, attorneys and other professionals as well as costs related to the retirement of corporate stock appreciation rights. Represents costs paid to third party advisors related to the secondary public offerings of our common stock Represents costs paid to third party advisors related to debt refinancing activities Represents SG&A incurred by any branches that were acquired in the current fiscal year, prior fiscal year and three months prior to the start of the prior fiscal year 14 (Unaudited) 1Q18 2Q18 3Q18 4Q18 FY2018 1Q19 2Q19 ($ in millions) SG&A - Reported 156.1 $ 159.9 $ 156.3 $ 161.6 $ 633.9 $ 185.4 $ 185.3 $ Adjustments Stock appreciation rights expense (benefit) (A) (0.6) (0.6) (0.6) (0.5) (2.3) (0.3) (0.6) Redeemable noncontrolling interests (B) (0.9) (0.2) (0.3) (0.5) (1.9) (0.5) (0.3) Equity-based compensation (C) (0.5) (0.4) (0.4) (0.4) (1.7) (0.4) (1.1) Severance and other permitted costs (D) (0.2) (0.1) (0.0) (0.3) (0.6) (4.8) (0.9) Transaction costs (acquisition and other) (E) (0.2) (0.1) (0.1) (3.0) (3.4) (4.8) (0.8) Loss (gain) on disposal of assets 0.4 0.2 0.1 (0.1) 0.5 0.1 0.2 Secondary Public Offering (F) (0.6) - (0.9) - (1.5) - - Debt Related Costs (G) (0.7) (0.0) - (0.5) (1.3) (0.6) (0.1) SG&A - Adjusted 152.8 $ 158.7 $ 153.9 $ 156.3 $ 621.7 $ 174.1 $ 181.6 $ % of net sales 23.8% 24.5% 26.3% 24.6% 24.8% 22.4% 21.8% SG&A - Acquistions (H) - $ 1.0 $ 1.2 $ 0.5 $ 54.6 $ 17.8 $ 25.6 $ Organic Adjusted SG&A 152.8 $ 157.7 $ 152.7 $ 155.8 $ 567.1 $ 156.3 $ 156.1 $

Q&A